Exhibit 10(au)


                                      NOTE

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

No.    CR-1                                                       US $1,000,000
      ------------------                                             ----------
                                NCT GROUP, INC.

                           NOTE DUE _December 31, 2001

     THIS Note is one of a duly authorized issue of up to $ 1,000,000 of NCT GROUP, INC., a Company organized and existing under the laws of Delaware ("Company") designated as its Convertible Notes.

     FOR VALUE RECEIVED, the NCT GROUP, INC., a Delaware Corporation promises to pay to CRAMMER ROAD, LLC, the registered holder hereof (the "Holder"), the principal sum of One Million (US $1,000,000) Dollars on December 31, 2001 and to pay interest on the principal sum outstanding from time to time in arrears on December 31, 2001 (the "Maturity Date"), at the rate of 2% per month accruing from May 27, 2001. Accrual of interest shall commence on the first such business day to occur after May 27, 2001 and shall continue until payment in full of the principal sum has been made or duly provided for. In the event of a default hereunder, the principal of, and interest on, this Note are payable at the option of the Holder, in common stock of the Company, par value $ .01 per share ("Common Stock") as set forth below, or in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Note on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Note as of the Maturity Date and addressed to such holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check plus any amounts so deducted.


     This Note is subject to the following additional provisions:

     1. The Notes are issuable in denominations of Ten Thousand Dollars (US$10,000) and integral multiples thereof. The Notes are exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

     2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

     3. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company, and any agent of the Company may treat the person in whose name this
Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, nor any such agent shall be affected by notice to the contrary.

     4. A. At any time after July 15, 2001, the Holder is entitled to convert the outstanding principal amount of this Note and accrued interest, provided that the principal amount is at least US $10,000 (unless if at the time of such election to convert the aggregate principal amount of all Notes registered to the Holder is less than Ten Thousand Dollars (US $10,000), then the whole amount thereof) into shares of common stock, par value $ .01 per share of NCTI ("NCTI Common Stock"), at a conversion price for each share of NCTI Common Stock ("Conversion Rate") equal to 93.75% of the average Closing Bid Price of the NCTI Common Stock on the NASD OTC Bulletin Board, for five consecutive trading days immediately prior to conversion, subject to adjustments as herein set forth.

     "Closing Bid Price" means, for any security as of any date, (X) the last closing bid price on (i) the Nasdaq National Market System (the "Nasdaq-NM"), as reported by Bloomberg Financial Markets ("Bloomberg"), (ii) the NASDAQ SmallCap Market, as reported by Bloomberg, (iii) the NASD OTC Bulletin Board, as reported by Bloomberg, (iv) the OTC Pink Sheets, (v) the New York Stock Exchange or (vi) the American Stock Exchange, as applicable, or (Y) if the last closing bid price or last closing trading price, as the case may be, cannot be calculated on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the issuer of the security (all as appropriately adjusted for any stock split, stock dividend or other similar transaction during such period).

     B. If an adjustment of the Conversion Rate is required pursuant to this Section, the Holder shall be entitled to convert the outstanding principal amount of this Note and accrued interest as will cause (i) the total number of shares of Common Stock Holder is entitled to receive pursuant to this Note after such adjustment, multiplied by (ii) the adjusted Conversion Rate per share, to equal (iii) the dollar amount of the total number of shares of Common Stock
Holder is entitled to receive before adjustment multiplied by the total Conversion Rate before adjustment.


     C. Notwithstanding any other provision hereof, in no event (except (i) as specifically provided in this Note as an exception to this provision, or (ii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock, as the case may be,) shall the Holder be entitled to convert the Note or shall the Company, have the obligation, to convert all or any portion of this Note (and the Company shall not have the right to pay interest on this Note) to the extent that, after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Note), and (2) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Note, further agrees that if the Holder transfers or assigns any of the Note to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 4(D) as if such transferee or assignee were the original Holder hereof.

     D. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the common stock of the Company (each, an "Adjustment"), the Conversion Rate in effect at the time of the effective date for such Adjustment shall be proportionally adjusted so that the Holder of this Note converted after such date shall be entitled to receive the aggregate number and kind of shares which, if this Note had been converted by such Holder immediately prior to such date, the Holder would have owned upon such conversion and been entitled to received upon such Adjustment (and for such purposes the Holder shall, to the extent relevant, be deemed to have converted this Note immediately prior to the record date or the effective date, as the case may, for the Adjustment). For example, if the Company declares a 2:1 stock dividend or stock split and the Conversion Rate immediately prior to the record date for such Adjustment was $5.00 per share, the adjusted Conversion Rate immediately after the Adjustment would be $2.50 per share. Such adjustment may be made successively if there is more than one Adjustment. In all other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

     E. If, for any reason, prior to the conversion of this Note in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company or does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unconverted Notes outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Notes") been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the Outstanding Notes, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Notes then being converted, and (II) the denominator is the amount of the Outstanding Notes.


     F. Conversion shall be effectuated by surrendering the Notes to be converted to the Company with the Form of conversion notice [ attached hereto as Exhibit A,] executed by the Holder of the Note evidencing such Holder's intention to convert this Note or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from May 27, 2001 to the date of conversion shall, at the option of the Company be paid in cash or common stock of the Company upon conversion at the Conversion Rate. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the conversion notice ("Notice of Conversion"), substantially in the form annexed hereto as Exhibit A, duly executed, to the Company , provided that the Holder shall deliver to the Company, the original of such Notice of Conversion and the original Notes being converted within five (5) business days thereafter (and if not so delivered with such time, the Conversion Date shall be the date on which the Notice of Conversion and the original Notes being converted are received by the Company ). Facsimile delivery of the Notice of Conversion shall be accepted by NCTI at facsimile number 203-226-4338; ATTN: Chief Financial Officer. Certificates representing Common Stock upon conversion will be delivered within five (5) business days from the date the Notice of Conversion with the original
Note is delivered to the Company's transfer agent or the Company.

     G. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of common stock sufficient to yield one hundred twenty five percent (125%) of the number of shares of common stock issuable at conversion as may be required to satisfy the conversion rights based on the Conversion Rate as in effect from time to time of the Holder pursuant to the terms and conditions of the Notes which have been issued and not yet converted.

     5. A. Notwithstanding any other provision hereof to the contrary, at any time prior to the Conversion Date, the Company shall have the right to redeem all or any portion of the then outstanding principal amount of the Note then held by the Holder in cash for an amount (the "Redemption Amount") equal to the sum of (a) one hundred six and sixty six percent (106.66 %) ofthe outstanding principal of the Notes plus (b) all accrued but unpaid interest thereon through the date the Redemption Amount is paid to the Holder (the "Redemption Payment Date").

     B. The Company shall give at least ten (10) business days' written notice of such redemption to the Holder (the "Notice of Redemption"). The date so specified in such Notice of Redemption shall be the Redemption Payment Date. Anything in the preceding provisions of this Section 5 to the contrary notwithstanding, the Redemption Amount shall, unless otherwise agreed to in writing by the Holder after receiving the Notice of Redemption, be paid to the Holder in good funds at least five (5) but not more than ten (10) business days from the date of the Notice of Redemption, except that, with respect to any outstanding principal amount of this Note, for which a Notice of Redemption is given, the Holder shall have the right, exercisable by giving a Notice of Conversion submitted to the Company, as the case may be, within five (5) business days of the Holder's receipt of the Company's Notice of Redemption, to convert any or all of the outstanding principal amount of this Note sought to be redeemed (a "Redemption Notice Conversion") and the Redemption Notice Conversion shall take precedence over the redemption contemplated by the Notice of Redemption. Such Note shall be converted in accordance with the terms hereof.

     C. In the event such Redemption Amount is not timely made, then the Holder shall have the right to effect either or both of the following remedies: (i) the Notice of Redemption shall be null and void and (ii) any rights of the Company, as the case may be, to redeem the outstanding principal amount of this Note in the future shall terminate.

     D. Any redemption contemplated by this Note shall be made only in cash by the payment of immediately available good funds to the Holder.

     6. No provision of this Note shall alter or impair the obligation of the Company , which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of the Company.

     7. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company, or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     8. The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the shares of common stock of the Company issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

     9. This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

     10. The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with this Note.

     11. If default is made in the payment of this Note,  the Company  shall pay
the  Holder  hereof  reasonable  costs  of  collection,   including   reasonable
attorney's fees.

     12. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.


     13. The following shall constitute an "Event of Default":

     a. The Company shall default in the payment of principal or interest on this Note and same shall continue for a period of five (5) days; or

     b. Any of the representations or warranties made by the Company herein, in the Exchange Agreement, the Registration Rights Agreement dated April 12, 2001 between the Company and Crammer Road LLC, (the "Registration Rights Agreement") or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Note or the Exchange Agreement shall be false or misleading in any material respect at the time made; or

     c. The Company fails to issue shares of common stock of the Company, to the Holder or to cause its respective Transfer Agent, if any, to issue shares of common stock of the Company, upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or to cause its respective Transfer Agent to transfer any certificate for shares of common stock of the Company issued to the Holder upon conversion of this Note and when required by this Note or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent, if any, to transfer on any certificate or any shares of common stock of the Company issued to the Holder upon conversion of this Note as and when required by this Note, the Exchange Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days.

     d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Note (as defined in the Exchange Agreement, which term includes this Note) and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

     e. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under the Exchange Agreement or the Registration Rights Agreement and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

     f. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

     g. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within ninety (90) days after such appointment; or

     h. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within ninety (90) days thereafter; or

     i. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of ninety (90) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

     j. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company shall not be dismissed within ninety (90) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

     k. The Company shall have their respective common stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of two trading days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider the Redemption Amount of this Note immediately due and payable within five (5) days of notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

     14. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.



Dated: April 12 , 2001






                                    NCT GROUP, INC.

                                    By:_____________________________________


                                    (Print Name)
                                    (Title)